UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

Cantor Fitzgerald Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56043	81-1310268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 E. 59th Street
New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 938-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, Cantor Fitzgerald Income Trust, Inc. (the “Company”) had been evaluating the introduction of a new share class designed to offer enhanced stockholder economics. Through that process, the Company identified an opportunity to extend these improved economics more broadly. Rather than limiting the benefits to a new share class, the Company expects to expand the enhanced terms to all existing share classes and operating partnership units (“OP Units”), ensuring that every stockholder participates in the improved structure.

Accordingly, with a target effective date of January 1, 2026, the Company intends to implement the following enhancements across all existing share classes:

•
A reduced asset management fee of 0.75%; and
•
A reduced performance participation allocation of 5.00%, while maintaining the same annual return hurdle already applicable.

The Company believes that broadening these enhanced stockholder economics to all existing share classes and OP Units underscores its ongoing commitment to stockholder alignment and long-term value creation. Upon the expiration of the current public offering in 2027, the Company expects the follow-on offering to revert to the then-current market fee levels. The Company will provide additional information regarding the implementation of these changes in future filings and offering materials, as applicable.

Item 8.01 Other Events.

On December 12, 2025, the Company convened and then adjourned, without conducting any business, the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) due to a lack of quorum. The adjourned meeting will reconvene virtually at 11:00 a.m. Eastern Time on January 28, 2026 via live webcast at https://web.viewproxy.com/cfit/2025 to vote on the proposals described in the proxy statement filed with the Securities and Exchange Commission (“SEC”) on October 27, 2025. The close of business on October 3, 2025 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the reconvened Annual Meeting.

During the period of the adjournment, the Company will solicit proxies from its stockholders with respect to the proposals set forth in the Company’s proxy statement. Proxies previously submitted in respect of the Annual Meeting will be voted at the reconvened meeting unless properly revoked.

No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company’s proxy statement and any other materials filed by the Company with the SEC remain unchanged and can be obtained free of charge at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, as well as those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as amended or supplemented by the Company’s other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and actual results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTOR FITZGERALD INCOME TRUST, INC.

Date:	December 15, 2025	By:	/s/ Christopher A. Milner
Name: Christopher A. Milner Title: President